EXHIBIT 23.1
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                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in this form S-3 Registration Statement of our report dated February 23, 2000, with respect to our audit of the financial statements included in ObjectSoft Corporation's Annual Report (Form 10-KSB) for the year ended December 31, 1999.



/s/ Richard A. Eisner & Company, LLP
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RICHARD A. EISNER & COMPANY, LLP
Florham Park, New Jersey
July 17, 2000